AFL-CIO Housing Investment Trust
                         Highlights - 1st Quarter 2009

The AFL-CIO Housing Investment Trust (HIT) recorded the strongest quarterly returns in its history relative to its benchmark in the first quarter of 2009, beating the benchmark by 258 basis points (2.58 percentage points) on a gross basis and 246 basis points on a net basis. The HIT's gross and net returns for the quarter were 2.69% and 2.57%, respectively, versus 0.12% for its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). As of March 31, 2009, the HIT also outperformed the Barclays Aggregate for the 1-, 3-, 5- and 10-year return periods as shown below.

---------------------------------------------------------------------------------------

                     Performance for periods ended March 31, 2009
                 (Returns for periods exceeding one year are annualized)

                                          Quarter    1 Year   3 Year   5 Year   10 Year
                                          -------    ------   ------   ------   -------
HIT Total Gross Rate of Return             2.69%      6.55%    7.02%    5.06%    6.47%
HIT Total Net Rate of Return               2.57%      6.11%    6.58%    4.64%    6.06%
Barclays Capital Aggregate Bond Index      0.12%      3.13%    5.78%    4.13%    5.70%

---------------------------------------------------------------------------------------

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT's current prospectus.

The HIT's disciplined and prudent strategy has continued to serve its participants well. The HIT seeks to match the benchmark's interest rate risk while substituting high credit quality multifamily mortgage-backed securities
(MBS) for corporate securities in the benchmark. Spreads on these government agency and government-sponsored enterprise (GSE) MBS tightened significantly (by 75 basis points to 115 basis points versus swaps) during the quarter as the market recognized their value and demand increased. Corporate bonds, which the HIT does not hold, performed relatively poorly over the quarter as financial market distress continued. Corporate bonds have not provided diversification relative to equities because both reflect concerns about corporate financial strength during a deepening recession.

Positive contributions to the HIT's performance in the first quarter included:

o     Its ongoing yield advantage over the Barclays Aggregate.

o Its lack of corporate bonds, which were among the worst performing sectors in the Barclays Aggregate, posting "excess returns" of -21 basis points
      (bps) for the quarter. The HIT's government/agency multifamily MBS outperformed corporates significantly. GNMA securities backed by multifamily project loans and Fannie Mae DUS tightened significantly during the quarter on strong interest from market players. Project loan spreads tightened by approximately -115 bps relative to swaps during the quarter, while DUS spreads tightened by -75 to -105 bps, depending on structure.


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

o Its structural overweight to spread product as swap spreads tightened during the quarter. Two-year swap spreads to Treasuries tightened by 15.75 bps, and 10-year swap spreads tightened by 15.10 bps.

o Its overweight to the highest credit quality sector (i.e., AAA-rated) of the investment grade universe. The AAA sector's "excess returns" were the second highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate at +79 bps, compared to -177 bps, -121 bps, and +288 bps, for the other three sectors, respectively. Over 97% of the HIT portfolio is AAA-rated or carries a government or GSE guarantee. Mitigating the outperformance of the BBB sector was the Barclays Aggregate's low absolute allocation to this sector (only 6.8%).

o     Its underweight to  private-label  commercial  mortgage-backed  securities
      (CMBS), which underperformed all other major sectors in the Barclays Aggregate during the quarter. This sector's "excess returns" were -142 bps. Agency CMBS (securities backed by multifamily loans), to which the HIT portfolio is overweighted, outperformed private-label CMBS. Spreads tightened by 60 bps on agency CMBS, while spreads on private-label CMBS widened by approximately 190 bps.

Negative contributions to the HIT's performance in the first quarter included:

o The portfolio's underweight to single family agency MBS (RMBS) and asset-backed securities (ABS), as they were the best performing major sectors on an excess return basis in the Barclays Aggregate. RMBS posted "excess returns" of +172 basis points during the quarter while ABS had the single best "excess returns" of +766 basis points.

      -------------------------------------------------------------------------------------
                                                       Excess Return      Modified Adjusted
           Sector Performance           Absolute            (bps)              Duration
      -------------------------------------------------------------------------------------
      US Treasuries                      -1.32%              +0.0                  5.40
      -----------------------------------------------------------------------------------
      Agencies                           -0.14%               +36                  3.51
      -----------------------------------------------------------------------------------
      RMBS                               +2.20%              +172                  1.54
      -----------------------------------------------------------------------------------
      Corporates                         -1.93%               -21                  5.96
      -----------------------------------------------------------------------------------
      CMBS                               -1.87%              -142                  3.86
      -----------------------------------------------------------------------------------
      ABS                                +7.56%              +766                  2.94
      -----------------------------------------------------------------------------------
      Source: Bloomberg L.P.

                On-the-Run Treasury Rates for First Quarter 2009

       Treasury Maturity         12/31/2008       3/31/2009        Change
       -------------------------------------------------------------------
       3-month                        0.076           0.201        0.1248
       -------------------------------------------------------------------
       6-month                        0.259           0.415        0.1556
       -------------------------------------------------------------------
       1-year                         0.340           0.542        0.2020
       -------------------------------------------------------------------
       2-year                         0.764           0.796        0.0317
       -------------------------------------------------------------------
       3-year                         0.969           1.121        0.1527
       -------------------------------------------------------------------
       5-year                         1.549           1.655        0.1062
       -------------------------------------------------------------------
       7-year                         1.611           2.246        0.6350
       -------------------------------------------------------------------
       10-year                        2.212           2.663        0.4507
       -------------------------------------------------------------------
       30-year                        2.676           3.534        0.8580

       Source: Bloomberg L.P.


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

The U.S. economy is expected to remain weak for the foreseeable future due to rising levels of unemployment and the unstable condition of the U.S. and global financial systems. Household wealth and real income will suffer, continuing to stress consumer spending and consumption - the main drivers of economic health. The U.S. government, along with many others, is expected to continue its efforts to spur growth through fiscal and monetary actions as the global economy works through the pain of deleveraging. Economic fundamentals are likely to remain weak and we expect interest rates to remain low; however, the mountain of Treasury supply will keep rates from falling significantly. Interest rate risk neutrality is prudent in this case.

This difficult economic environment should present opportunities for the HIT to provide superior returns while creating affordable housing and good union jobs. Among other efforts to spur the economy, the federal government is expected to expand the role of the Federal Housing Administration in the multifamily mortgage market to help fill the void left by the private sector. Developers are seeking FHA's stable programs to meet the demand for new apartment units. The HIT has over 40 years of experience in sourcing and investing in FHA multifamily mortgage investments and is well-positioned to capture transactions that meet its investment and labor requirements. The HIT intends to work with its housing development network in each market to customize transactions using FHA programs.

Wider spreads for multifamily MBS have caused these investments to become much more attractive (with higher yields relative to Treasuries) than they have been historically. In this environment, the HIT will aggressively seek capital to fund the expected increase in FHA multifamily production. It will continue to execute its long-term portfolio strategy of achieving fundamentals of higher yield, superior credit quality and neutral interest rate risk versus the Barclays Capital Aggregate Bond Index.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Lehman Brothers Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio. This material represents HIT's assessment of the market environment at a specific point in time and should not be relied upon as research or investment advice.


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

AFL-CIO Housing Investment Trust
Portfolio Data as of March 31, 2009

Net Assets = $3,497,910,678

Portfolio effective duration = 3.519 years

Portfolio average coupon = 5.126%

Portfolio current yield = 4.999%

Convexity = -0.004

Portfolio percentage in each of the following categories: (1)

------------------------------------------------------------
Agency Multifamily MBS                               58.09%
------------------------------------------------------------
Agency Single-Family MBS                             31.25%
------------------------------------------------------------
US Treasury/Agency Bonds                              3.58%
------------------------------------------------------------
AAA Private-Label CMBS                                2.03%
------------------------------------------------------------
Cash & Short-Term Securities                          5.05%
------------------------------------------------------------

Portfolio percentage in each of the following categories: (1)

---------------------------------------------------
Mortgage-Backed Securities                  31.25%
---------------------------------------------------
CMBS - Agency Multifamily*                  58.09%
---------------------------------------------------
Federal Agency Notes                         0.78%
---------------------------------------------------
U.S. Treasury Notes/Bonds                    2.80%
---------------------------------------------------
State Housing Bonds                          1.59%
---------------------------------------------------
Construction & Permanent Mortgages           0.44%
---------------------------------------------------
Cash & Short-Term Securities                 5.05%
---------------------------------------------------

* Includes MF MBS (54.17%), AAA Private-Label CMBS (2.03%) and MF Construction MBS (1.89%).

Geographical distribution of long-term portfolio:(2)

---------------------------------------------------
West                                         4.73%
---------------------------------------------------
Midwest                                     13.01%
---------------------------------------------------
South                                        0.95%
---------------------------------------------------
East                                        20.09%
---------------------------------------------------
National mortgage pools                     61.22%
---------------------------------------------------

----------
(1) Percentages weighted by unfunded construction-related security purchase commitments

(2)   Excludes cash and short-term equivalents, US Treasury and Agency
      Securities

Confidential. The information contained in this report is confidential and proprietary to the AFL-CIO Housing Investment Trust, and it is provided solely for the use of the participant in the AFL-CIO Housing Investment Trust and subject to a prohibition on trading or other misappropriation. The participant, or the participant's investment consultant, receiving this information agrees that it will not disseminate all or part of this information to any party without the express written consent of the AFL-CIO Housing Investment Trust.


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

AFL-CIO Housing Investment Trust
Portfolio Data as of March 31, 2009 (continued)

Portfolio duration distribution, by percentage in each category: (3)

---------------------------------------------------------------
Cash                     5.05%    5-5.99 yrs            12.60%
---------------------------------------------------------------
0-0.99 yrs              26.39%    6-6.99 yrs             8.92%
---------------------------------------------------------------
1-1.99 yrs              13.78%    7-7.99 yrs             2.59%
---------------------------------------------------------------
2-2.99 yrs               6.10%    8-8.99 yrs             3.21%
---------------------------------------------------------------
3-3.99 yrs               7.24%    9-9.99 yrs             0.45%
---------------------------------------------------------------
4-4.99 yrs              10.52%    Over 10 yrs            3.15%
---------------------------------------------------------------

Maturity Distribution (based on stated maturity): (3)

----------------------------------------------
  0 - 1 year                            5.25%
----------------------------------------------
  1 - 2.99 years                        1.08%
----------------------------------------------
  3 - 4.99 years                        2.29%
----------------------------------------------
  5 - 6.99 years                        2.05%
----------------------------------------------
  7 - 9.99 years                       16.90%
----------------------------------------------
10 - 19.99 years                       11.61%
----------------------------------------------
Greater than 20 years                  60.82%
----------------------------------------------

Quality Distribution: (3),(4)

Government or Agency        95.73%
AAA                          2.13%
AA                           1.67%
A                            0.47%

Bond sector distribution: (3,4)

MBS        96.23%
Treasury    2.95%
Agency      0.82%

----------
(3) Percentages weighted by unfunded construction-related security purchase commitments

(4)   Excludes cash and short-term equivalents


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